EXHIBIT 10.10


     SUB-SUBLEASE

     THIS SUB-SUBLEASE is entered into as of May 21, 2001, between, Vault Capital, Inc., a Washington corporation ("Sub-Sublessor"), and GrowthExperts Group, Inc., an Alberta, Canada corporation ("Sub-Sublessee").

     RECITALS

     A. Sub-Sublessor and Trados Corporation, a Virginia corporation ("Sublessor"), are parties to a Sublease dated as of April 11, 2001 for the premises described herein and Sublessor and Samis Foundation, Inc., A Washington 501 (c)(3) non-profit corporation, ("Landlord"), are parties to Office Leases dated as of May 27, 1999 (the "30th Floor Leases") and August 26, 1999 (the "10th Floor Leases") (the 30th Floor Leases and the 10th Floor Leases
collectively referred to herein as the "Leases"). A Copy of the corresponding Lease(s) is attached hereto as Exhibit A. Pursuant to the Leases, Sublessor leases 2,140 rentable square feet on the 30th floor (the "30th Floor Premises") and 1,724 rentable square feet on the 10th floor (the "10th Floor Premises" and, collectively with the 30th Floor Premises, the "Leased Premises") from Landlord at the Smith Tower, 506 Second Avenue, Seattle, Washington 98104 (the "Building"). The Leased Premises and the Building are more fully described in the Leases. Capitalized terms used and not defined in this Sub-Sublease shall have the meanings given to them in the Leases.

     B. Sub-Sublessee wishes to Sub-Sublease from Sub-Sublessor a portion of the Leased Premises (sometimes referred to herein as the "Sub-Subleased Premises").

     AGREEMENT

     In consideration of the mutual promises of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sub-Sublessor and Sub-Sublessee hereby agree as follows:

1.   Sub-Sublease of Subleased Premises.

     1.1  Sub-Subleased Premises.

          (a) Sub-Sublessor hereby Sub-Subleases to Sub-Sublessee, and Sub-Sublessee hereby Sub-Subleases from Sub-Sublessor, the Sub-Subleased Premises, subject and pursuant to the terms and conditions of this Sub-Sublease.

          (b) Sub-Sublessor subleases to sub-Sublessee on the terms and conditions in this sub-sublease the following portion of the Master
     Premises: an office in the right N.E. corner in the Master premises on the 30th floor as outlined on attached Exhibit B.

     1.2 Common Areas. To the extent that Sub-Sublessor has any right under the Leases to use common areas and facilities within the Building, including hallways, stairways and elevators necessary for access to the Sub-Subleased Premises, Sub-Sublessee shall have a non-exclusive right to use those facilities in common with Sub-Sublessor and other tenants and subtenants in the Building.

2.   Term of Sub-Sublease.

     2.1 Sub-Sublease Term. Subject to Section 2.3 below, the term of this Sub-Sublease ("Sub-Sublease Term")commencing June 15, 2001, shall be contemporaneous with the term of the Lease, as defined therein, except as otherwise provided in this Sub-sublease.

     2.2 Condition of Sub-Subleased Premises. Sub-Sublessor shall deliver to Sub-Sublessee possession of the Sub-Subleased Premises on the Commencement Date in an "as is, where-is" broom clean condition. Sub-Sublessee, by taking possession, shall be deemed to have accepted without reservation the condition of the Sub-Subleased Premises.

     2.3 Failure to Deliver Possession. If Sub-Sublessor fails to deliver possession of the Sub-Subleased Premises to Sub-Sublessee on the Commencement Date set forth in Section 2.1, Sub-Sublessor shall have no liability to Sub-Sublessee by reason of such delay, the Expiration Dates shall not be extended, and the validity and enforceability of this Sub-Sublease shall not be affected, but the Commencement Date shall be extended to the date on which Sub-Sublessor delivers possession of the Sub-Subleased Premises to Sub-Sublessee in the condition required by Section 2.2 above.

          3. Base Rent. Sub-Sub-subtenant will pay to Sub Sublandlord minimum rent ("Rent"), without deduction, setoff, notice, or demand, at the Master Premises or at any other place Sub-Sublandlord designates by notice to Sub-subtenant, Nine Hundred Dollars and no/100 ($900.) in advance of the first day of each month of the Term. If Rent is not received by Sub-Sublandlord by the fifth day of any month in which such Rent is due, Sub-subtenant shall pay to Sub-Sublandlord a late charge ("Late Charge") equal fifty dollars ($50.00). This Late Charge shall not in any way affect the operation of Article Sixteen of this SUB-SUBLEASE, nor shall the provisions of said Article Sixteen affect the payment of the Late Charge under this paragraph. A $1,800. (One thousand eight hundred dollars) payment of first month's rent and security deposit will be paid. This lease will be on a month-to-month basis. The lease contract will automatically renew after each successive twelve month periods with an annual 5% increase in Sub-subtenant's rent. Either party may terminate this contract with 30 days written notice.

     3.1 Additional Rent. Sub-Sublessee shall pay to Sub-Sublessor, as additional rent, one hundred percent (100%) of all Additional Rent payable by Sub-Sublessor to Landlord under the Leases by reason of extra or special services provided to Sub-Sublessee or the Sub-Subleased Premises; Sub-Sublessee's use of equipment that adversely affects the temperature maintained by the air conditioning system or that consumes higher amounts of electricity than normal office lighting and office equipment; amounts reimbursable to Landlord in connection with approvals and consents sought by Sub-Sublessee; Sub-Sublessee's failure to keep the Sub-Subleased Premises and Sub-Sublessee's fixtures and personal property in good order, condition and repair; and all other acts or omissions of Sub-Sublessee or Sub-Sublessee's agents, employees, contractors or invitees.

     4.  Return  of  Sub-Subleased   Premises.  At  the  expiration  or  earlier
termination of the Sub-Sublease Term, Sub-Sublessee shall return the Sub-Subleased Premises to the Sub-Sublessor in the same condition as at the commencement of the Sub-Sublease Term, except for normal wear and tear. At Sub-Sublessor's option, Sub-Sublessor may require Sub-Sublessee to remove any fixtures or alterations installed by Sub-Sublessee and to repair any damage occasioned by that removal. The foregoing notwithstanding, Sub-Sublessee shall in all events have the right to remove Sub-Sublessee's furniture and computer hardware, excluding cabling.

     5. Additional Obligations of Sub-Sublessee.

     5.1 Incorporation of Leases. In addition to the payment of Rent, Sub-Sublessee agrees, for the benefit of Sub-Sublessor, Sublessor and Landlord that, during the term of this Sub-Sublease, Sub-Sublessee shall perform each and every one of the obligations of the Tenant under the Leases, insofar as such obligations pertain to the Sub-Subleased Premises, excluding only those obligations expressly not incorporated into this Sub-Sublease. Except as otherwise provided in this Section 5.1, all of the terms, covenants, and conditions of the Leases shall be incorporated into this Sub-Sublease with the same force and effect as if the Sub-Sublessor were the Landlord and the Sub-Sublessee the Tenant under the Leases, except that each reference in such incorporated provisions to "Leases" shall be deemed a reference to this Sub-Sublease and each reference to "Premises" shall be deemed a reference to the Sub-Subleased Premises, and, except as is otherwise expressly provided in this Sub-Sublease, each party shall be expressly bound to perform its obligations thereunder for the benefit of the other.

     5.2 Subordination of Sub-Sublease to Leases. This Sub-Sublease shall be subject and subordinate to the Leases, and Landlord shall have all rights with respect to the Sub-Subleased Premises that Landlord has under the Leases with respect to the Leased Premises. Sub-Sublessee has no authority, and shall not attempt to exercise any of Sub-Sublessor's options (if any exist) to extend or terminate the Leases or to add or remove space from the Leased Premises. The foregoing notwithstanding, if Sub-Sublessor shall fail to perform an obligation of Sub-Sublessor under the Leases and if such failure may have a material adverse effect upon Sub-Sublessee's rights under this Leases, Sub-Sublessor hereby consents to Sub-Sublessee's tendering performance of such obligation to Sublessor on Sub-Sublessor's behalf.

     5.3 Services, Repairs and Maintenance.

          (a) Sub-Sublessee acknowledges that Sub-Sublessor does not have control of the Building or the Building systems, and that Sub-Sublessor will not provide utilities or other Building services, maintenance or repair. Subject to the terms of this Section 5.3, Sublessee will look solely to Landlord for performance of the services, maintenance and repair to which Sub-Sublessor is entitled under the Leases. The nature of such services, the hours during which they will be provided, the charges for services in addition to those deemed building standard, and the remedy with respect to an interruption of services, the untenantability of the Sub-Subleased Premises after a casualty, or a taking by eminent domain shall be as set forth in the Leases. In the event of an interruption of services, a casualty or a taking by eminent domain,
Sub-Sublessee shall have no right to an abatement of Base Rent under this Sub-Sublease unless Sub-Sublessor is entitled to an abatement of Base Rent under the Leases and the amount of any abatement to which Sub-Sublessee is entitled shall be limited to so much of the abatement actually received by Sub-Sublessor as is allocable to the Sub-Subleased Premises.

          (b) Sub-Sublessor, upon receipt of written notice from Sub-Sublessee, shall make demand upon Sublessor to take all appropriate action for the correction of any defect, inadequacy or insufficiency in Landlord's performance under the Leases insofar as such defect, inadequacy or insufficiency relates to the Sub-Subleased Premises. If, after receipt of written request from Sub-Sublessor, Sublessor shall fail or refuse to perform its obligations under the Leases, Sub-Sublessor shall, at Sub-Sublessee's cost and expense, take such commercially reasonable actions as Sub-Sublessee may request to attempt to cause Sublessor to perform such obligations.

     5.4 Insurance. Sub-Sublessee shall obtain the insurance required by the Leases and shall name Sub-Sublessor, its officers, directors, employees, agents, attorneys and assigns, and the parties required to be named as additional insureds pursuant to the Leases, as additional insureds thereunder.

     5.5 No Violation of Leases. Sub-Sublessee shall neither do nor permit anything to be done which would cause the Leases to be terminated or forfeited by reason of any right of termination or forfeiture or default reserved or vested in the Sublessee under the Leases, and Sub-Sublessee shall indemnify and hold Sub-Sublessor harmless from and against all claims of any kind whatsoever arising out of Sub-Sublessee's breach of the foregoing covenant.

     5.6 Use. Sub-Sublessee shall use the Sub-Subleased Premises only for the purposes permitted under the Leases and for no other purpose.

     5.7 Notices. Sub-Sublessee shall forward to Sub-Sublessor, immediately upon receipt thereof, copies of any notices relating to Sub-Sublessee's occupancy or use of the Sub-Subleased Premises received by Sub-Sublessee from Sublessor or Landlord or from any governmental authority, except those that pertain to the Sub-Sublessee's normal course of business such as taxes and other regulatory filings.

     5.8 Sublessee's and Landlord's Consent. Any act of Sub-Sublessee that, if done by Sub-Sublessor, would require Landlord's consent under the Leases shall also require Sublessee's and Landlord's consent under this Sub-Sublease.

     6. No Assignment or Sub-Sub-Sublease.

          (a) Sub-Sublessee shall not assign its interest in this Sub-Sublease or Sub-Sub-Sublease all or any portion of the Sub-Subleased Premises without the prior written consent of Sub-Sublessor, Sublessor and Landlord. For the purposes of this Section 6, any merger, consolidation or liquidation of Sub-Sublessee, or any direct or indirect change in more than fifty percent (50%) of the ownership interest in or the power to vote the majority of the outstanding voting stock of Sub-Sublessee, shall constitute an assignment for which consent is required by Sub-Sublessor. Sub-Sublessor's consent to a proposed assignment or sub-sub-subletting shall not be unreasonably withheld. Notwithstanding anything to the contrary in the preceding sentences of this Section 6(a), (i) the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Security Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in determining whether a transfer of control or ownership has occurred and
(ii)(A) the assignment of this Sub-Sublease or a sub-sub-subletting of all or a portion of the Sub-Subleased Premises to an affiliate of Sub-Sublessee that controls, is under common control with or is controlled by Sub-Sublessee and (B) a public or private offering of equity interests in Sub-Sublessor shall not require Sub-Sublessor's consent, but shall require prior notice to Sub-Sublessor, Sublessor and Landlord and shall be subject to Sublessor's and Landlord's consent if required under the Leases. Consent to any assignment or Sub-Sub-Sublease shall not operate as a waiver of the necessity for consent to any subsequent assignment or Sub-Sub-Sublease. Whenever consent is granted, Sub-Sublessee shall promptly provide to Sub-Sublessor a copy of the executed assignment or Sub-Sub-Sublease document, as the case may be. Any Sub-Sub-Sublease or assignment made in violation of this Section 6 shall be voidable by Sub-Sublessor and Sublessor.

          (b) As a condition to Sub-Sublessor's consent to any assignment, any potential assignee shall assume in writing all obligations of Sub-Sublessee under this Sub-Sublease and shall be jointly and severally liable with Sub-Sublessee for the payment of rental and other payments, and performance of all terms, covenants and conditions of this Sub-Sublease. As a condition to Sub-Sublessee's consent to any Sub-Sub-Sublease, the Sub-Sub-Sublessee shall assume all obligations of Sub-Sublessee as to that portion of the Sub-Subleased Premises that is Sub-Sub-Subleased, and shall be jointly and severally liable with Sub-Sublessee for rental and other payments and for performance of all terms, covenants and conditions of this Sub-Sublease, except that with respect to payment of rents and other amounts, the Sub-Sublessee's obligation shall not exceed its obligations under the Sub-Sublease.

          (c) In the event of any assignment or Sub-Sub-Sublease, Sub-Sublessee shall remain fully liable to perform the obligations of Sub-Sublessee under this Sub-Sublease. In connection with each request made by Sub-Sublessee for consent to an assignment or Sub-Sub-Sublease and upon demand from Sub-Sublessor, Sub-Sublessee shall reimburse Sub-Sublessor for Sub-Sublessor's reasonable costs actually incurred (including any amount payable by Sublessor to Landlord) in processing Sub-Sublessee's request. Sub-Sublessor shall also be entitled to receive as additional rent under this Sub-Sublease, as and when the same are paid to Sub-Sublessee, and without affecting or reducing any other obligations of Sub-Sublessee hereunder, one hundred percent (100%) of any sums or other economic consideration received by Sub-Sublessee as a result of an assignment or Sub-Sub-Sublease, however denominated under the assignment or Sub-Sub-Sublease, which exceed, in the aggregate, (i) the Base Rent and Additional Rent that Sub-Sublessee is obligated to pay to Sub-Sublessor under this Sub-Sublease over the same period (prorated to reflect obligations allocable to any portion of the Sub-Subleased Premises that are Sub-Sub-Subleased), plus (ii) any customary real estate brokerage commissions or fees paid by Sub-Sublessee to an unrelated licensed broker or agent to procure such assignment or Sub-Sub-Sublease.

     7. Condition Precedent. Sub-Sublessee acknowledges that Sub-Sublessor's right to Sub-Sublease the Sub-Subleased Premises is subject to obtaining the prior written consent of Sublessor and Landlord. If such consent is not obtained within 30 days of the date of this Sub-Sublease, then either party may, at its option, terminate this Sub-Sublease by written notice given within three (3) business days of the expiration of the 30-day period. If this Sub-Sublease is terminated in accordance with the foregoing sentence, and if Sub-Sublessee shall have paid any Base Rent or Security Deposit to Sub-Sublessor, Sub-Sublessor shall promptly refund to Sub-Sublessee any Base Rent and/or Security Deposit so paid.

     8. Mutual indemnification

     A. Indemnification of Sub- Sublessor by Sub- Sublessee. Sub- Sublessee shall indemnify and hold Sub- Sublessor harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Master Premises or the Property resulting from the acts or omissions of the Sub-Sublessee or his authorized representatives.

     B. Indemnification of Sub- Sublessee by Sub-Sublessor. Sub-Sublessor shall indemnify and hold Sub-Sublessee harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Master Premises or the Property resulting from the acts or omissions of Sub-Sublessor or his authorized representatives.

     C. Indemnification of Landlord by Sub-Sublessee. Sub-Sublessee shall indemnify and hold Landlord harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Master Premises or the Property resulting from the acts or omissions of the Sub-Sublessee or his authorized representatives.

     D. Waiver of Worker's Compensation Immunity. The indemnification obligations contained in this Article Eleven shall not be limited by any worker's compensation, benefit, or disability laws, and each Party hereby waives (solely for the benefit of such Party) any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51, Revised Code of Washington, and similar worker's compensation, benefit, or disability laws.

     E. Provisions Specifically Negotiated. SUB- SUBLESSOR AND SUB-SUBLESSEE ACKNOWLEDGE BY THEIR INITIALS BELOW AND THEIR EXECUTION OF THIS LEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS LEASE(SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WORKER'S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY SUB-SUBLESSOR AND SUB-SUBLESSEE.

                                  Sub-Sublessor's Initials (PF): "PF"

                                  Sub-Sublessee's Initials (X): "FTW"

     9. Notices. Any notice or demand which either party may or must give pursuant to or in connection with this Sub-Sublease shall be in writing, delivered personally, sent by a nationally recognized courier, or by first class mail, postage prepaid, or by facsimile transmission as follows:

If to Sublessor:             TRADOS Corporation
                             113 South Columbus Street
                             Alexandria, VA  22314
                             Attn:Kevin L. Passarello, V.P. and General Counsel

If to Sub-Sublessor:         Vault Capital, Inc.
                             506 Second Avenue, Suite 3000
                             Seattle, WA  98104
                             Attn:  Ms. Petra Franklin, CEO

If to Sub -Sublessee:        GrowthExperts Group,Inc.
                             506 2nd Avenue, Suite 3000
                             Seattle, WA  98104
                             Attn: Mr. Scott Dow, COO

     Either party may, by notice in writing, direct that future notices or demands be sent to a different address. Notices sent by personal delivery or facsimile shall be deemed to have been given upon confirmation of actual delivery on a business day prior to 5:00 p.m.EST.

     Notices sent by personal delivery or facsimile and actually received after 5:00 p.m. EST, will be deemed to have been given on the next following business day. Other notices, if properly addressed, will be deemed given one (1) business day after being sent by overnight courier, and three (3) business days after being sent by certified mail, return receipt requested.

     9. Entire Agreement. This Sub-Sublease represents the entire agreement of the Sub-Sublessor and Sub-Sublessee with respect to this subject matter and supersedes all prior oral and written understandings and agreements of the parties, all of which are merged within this Sub-Sublease. The Exhibits attached hereto are part of this Sub-Sublease. This Sub-Sublease may not be amended, modified, or supplemented in any manner other than by the written agreement of the parties signed by the authorized representatives of the parties.

     10. Successors and Assigns; Survival of Obligations. The covenants and agreements in this Sub-Sublease shall bind and inure to the benefit of Sub-Sublessor, Sub-Sublessee and their respective successors and permitted assigns.

     11. Confidentiality. Neither Sub-Sublessee nor its employees will disclose to any third party or to anyone not directly involved in the negotiation of this transaction any of the terms and conditions of this Sub-Sublease, including without limitation the rent payable by Sub-Sublessee hereunder. In addition, neither Sub-Sublessor nor Sub-Sublessee shall make any press release or public announcement with respect to this Sub-Sublease without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Nothing in this Section shall limit or impair Sub-Sublessee's or Sub-Sublessor's right to make such disclosures of the terms of this Sub-Sublease as may be required by law or for purposes of preparation and distribution of its financial statements or forward-looking financial documents.

     12. Attorneys' Fees. In the event suit is brought for the recovery of rent due under the provisions of this Sub-Sublease, or for breach by either party of any other conditions or covenants contained in this Sub-Sublease, the prevailing party shall be paid by the non-prevailing party the reasonable fees and disbursements of the prevailing party's attorneys.

     13. Agents and Brokers. Each party acknowledges that Vault Capital, has facilitated the transactions contemplated by this Sub-Sublease. Each party represents to the other that it has engaged no other agent broker or agent in connection with the negotiation leading to this agreement, and shall hold the other harmless from any claim or demand from any other agent or broker claiming to have acted on behalf of the indemnifying party in connection with this agreement.

     EXECUTED as of the date first written above.

                               SUB-SUBLESSEE

                               GrowthExperts Group, Inc., an Alberta, Canada
                                 corporation


                               By   "F. Thomas Winters"
                                   -------------------------------------------
                                   Name: F. Thomas Winters
                                   Title: CEO

                               SUB-SUBLESSOR

                               Vault Capital, Inc., a Washington corporation


                               By   "Petra Franklin"
                                   -------------------------------------------
                                   Name: Petra Franklin, CEO

                               SUBLESSOR

                               TRADOS Corporation, a Virginia corporation


                               By   "Kevin Passarello"
                                   -------------------------------------------
                                   Name:  Kevin L. Passarello, Vice President



     The undersigned, Samis Foundation, a Washington 501 (c)(3) non-profit corporation hereby consents to the foregoing Sub-Sublease.

                               LANDLORD:
                               Samis Foundation, a Washington 501 (c)(3) non-profit corporation


                               By:     "Signed"
                               Its:     Managing Director

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

     On this 12 day of July, 2001, before me, the undersigned, a Notary Public in and for the State or Province of ____________, duly commissioned and sworn, personally appeared Tom Winters, to me known to be the person who signed as Chief Executive Officer of GrowthExperts Group, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




                                 "Margaret Langeway"
                                 ----------------------------------------------
                                 (Signature of Notary)

                                 Margaret Langeway
                                 ----------------------------------------------
                                 (Print or stamp name of Notary)

                                 NOTARY PUBLIC in and for the State
                                 of Washington, residing at Seattle
                                 My appointment expires: 4-3-05

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

     On this 16th day of July, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Petra Franklin, to me known to be the person who signed as CEO of Vault Capital, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that she was duly elected, qualified and acting as said officer of the corporation, that she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                 "Margaret Langeway"
                                 ----------------------------------------------
                                 (Signature of Notary)

                                 Margaret Langeway
                                 ----------------------------------------------
                                 (Print or stamp name of Notary)

                                 NOTARY PUBLIC in and for the State
                                 of Washington, residing at Seattle
                                 My appointment expires: 4-3-05

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

     On this 20th day of July, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared William J. Justen, to me known to be the person who signed as Managing Director, Real Estate of Sam is Foundation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                 "Genevieve L. Reilley"
                                 ----------------------------------------------
                                 (Signature of Notary)

                                 Genevieve L. Reilley
                                 ----------------------------------------------
                                 (Print or stamp name of Notary)

                                 NOTARY PUBLIC in and for the State
                                 of Washington, residing at ----------------.
                                 My appointment expires:  5-5-04.

                                    EXHIBIT A
                                       to
                                  SUB-SUBLEASE

                                COPY OF LEASE(S)